UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Section 240.14a-12

MARINEMAX, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following email was sent to the employees of MarineMax, Inc. (“MarineMax” or the “Company”) on August 10, 2026.

Team,

I am writing to share exciting news.

Moments ago, we announced that MarineMax has entered into a definitive agreement with Safe Harbor Marinas, a portfolio company of Blackstone Infrastructure Partners (“BIP”), under which Safe Harbor will acquire all of the issued and outstanding shares of common stock of MarineMax for $53.00 per share in cash. The press release is linked here [https://www.businesswire.com/news

/home/20260809836761/en/MarineMax-Enters-into-Definitive-Agreement-to-be-Acquired-by-Blackstone-Infrastructure-Portfolio-

Company-Safe-Harbor-in-a-%241.5-Billion-All-Cash-Transaction].

In case you are not familiar with Safe Harbor, they are a leading owner and operator of marinas and shipyards. With more than 150 locations across premier waterfront destinations throughout the US, Caribbean and Mediterranean, Safe Harbor has a strong track record of investing in its properties, people and member experiences. Importantly, Safe Harbor shares our commitment to a people-first culture and to building strong, lasting relationships with the communities they serve.

We believe this transaction comes at the right time for MarineMax and with the right partner in Safe Harbor. MarineMax has always been about more than selling boats: across our dealerships, marinas, service operations and yacht services businesses, we help customers enjoy life on the water at every stage of the boating and yachting experience. Together, we believe our combined companies will be able to provide even more value to boaters and to our industry than they were able to offer apart.

I am proud of our differentiated, resilient and integrated model, loyal customer base, talented team and premium product portfolio. Given the broad service offerings and strong industry partnerships we have each built, Safe Harbor and MarineMax are well-positioned to drive future growth together. The scale of our combined platforms will help us enhance and expand our offerings, deepen our partner and customer relationships and provide greater opportunities for our teams.

Safe Harbor is wholly owned by BIP, an evergreen infrastructure fund with a long-term investment horizon. BIP buys industry-leading companies in sectors with attractive tailwinds and supports their growth over the long-term. The transaction is the result of careful consideration and negotiation by the board of directors, which conducted a competitive strategic review process alongside management and with the assistance of our independent financial and legal advisors. We believe this transaction, which was unanimously approved by the board of directors, delivers compelling and immediate value to shareholders and positions MarineMax for continued growth and success.

We expect the transaction to close by the end of calendar year 2026, subject to customary closing conditions, including certain regulatory approvals and the approval of MarineMax’s shareholders. If the transaction closes, MarineMax would become a privately held company and MarineMax’s common stock would no longer be listed on the New York Stock Exchange.

We recognize that you will likely have questions about what this means for you.

This announcement does not change our day-to-day operations, and there will be no immediate changes to your roles, compensation, benefits or the way we work. It remains business as usual at MarineMax, and we ask that we all continue to focus on our day-to-day responsibilities so that we can continue to deliver for our customers, partners and each other while we work towards closing the transaction with Safe Harbor.

We have posted an FAQ to Jostle to serve as a resource to you. If you have questions not covered by the FAQ, please reach out to your immediate manager. If one of our partners or customers reaches out with a question that is not covered by the FAQ, please consult with your manager.

If you receive any inquiries from the media or investment community, please direct them to Mike McLamb and refrain from providing commentary.

Thank you for your continued hard work and dedication. Today’s announcement represents an important milestone for MarineMax and reflects the strength, commitment and talent of our entire team. We are excited about the opportunities ahead and look forward to beginning this next chapter together.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving MarineMax and Safe Harbor. In connection with the proposed transaction, MarineMax intends to file with the SEC and furnish to shareholders a proxy statement seeking MarineMax shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that MarineMax may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF MARINEMAX ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARINEMAX AND THE PROPOSED TRANSACTION. The materials to be filed by MarineMax will be made available to MarineMax’s investors and shareholders at no expense to them and copies may be obtained free of charge on MarineMax’s website at https://investor.marinemax.com/overview/default.aspx. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote at MarineMax’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement relating to the proposed transaction.

Participants in the Solicitation

MarineMax and its directors, executive officers, other members of its management and its employees may be deemed to be participants in the solicitation of proxies of MarineMax’s shareholders in connection with the proposed transaction under SEC rules. Information about MarineMax’s directors and executive officers is set forth under the captions “Proposal One–Election of Directors,” “Director Compensation,” “Corporate Governance,” “Security Ownership of Principal Shareholders, Directors, and Officers,” “Compensation Discussion & Analysis,” “Executive Compensation,” “Stock Vesting—Pay Versus Performance,” “Certain Transactions and Relationships” and “Equity Compensation Plan Information” in the Definitive Proxy Statement for MarineMax’s 2026 annual meeting of shareholders, filed with the SEC on January 21, 2026 (available here), under the caption “Business—Executive Officers” in MarineMax’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November  17, 2025 (available here) and in MarineMax’s Current Report on Form 8-K, filed with the SEC on March 3, 2026 (available here). Additional information regarding ownership of MarineMax’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on MarineMax’s website at https://investor.marinemax.com/overview/default.aspx.

Information concerning the interests of MarineMax’s participants in the solicitation, which may, in some cases, be different than those of MarineMax’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of MarineMax’s business and opportunities; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target” and similar expressions should be considered forward-looking statements made in good faith by MarineMax or Safe Harbor, as applicable. These forward-looking statements are based on the beliefs and assumptions of management of the applicable party at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval of the proposed transaction from shareholders of MarineMax; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all, or that the expected benefits of the proposed transaction may not be realized on the timeline contemplated or at all; (iii) the possibility that competing offers or acquisition proposals for MarineMax will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive certain required regulatory approvals from applicable governmental authorities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement with respect to the proposed transaction, including in circumstances that would require MarineMax to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on MarineMax’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, vendors and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from MarineMax’s ongoing business operations or the loss of one or more members of its management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) market risks such as interest rate risk and foreign currency exchange rate risk; (x) economic and industry conditions and corresponding effects on consumer behavior and MarineMax’s operating results; (xi) environmental conditions, tariffs and their potential impacts on MarineMax’s operations and the broader economy; (xii) inclement weather and MarineMax’s ability to mitigate impacts of adverse weather conditions through geographic diversity; (xiii) MarineMax’s future estimates, assumptions and judgments, including statements regarding whether such estimates, assumptions and judgments could have a material adverse effect on MarineMax’s operating results; (xiv) the impact of MarineMax’s core strengths and retailing strategies on MarineMax’s growth and earnings potential; and (xv) the seasonality and cyclicality of MarineMax’s business and the effect of such seasonality and cyclicality on its financial results and inventory levels. Further information on risks that could affect MarineMax’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, MarineMax and Safe Harbor each assume no obligation to, and do not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in their expectations or other circumstances that exist after the date of this communication.

The following Q&A was made available to MarineMax’s employees on August 10, 2026.

What was announced?

•

MarineMax announced that it has entered into a definitive agreement with Safe Harbor Marinas (“Safe Harbor”), a portfolio company of Blackstone Infrastructure Partners (“BIP”), under which Safe Harbor will acquire all of the issued and outstanding shares of common stock of MarineMax for $53.00 per share in cash, which represents an enterprise value of approximately $1.5 billion for MarineMax.

•	The transaction was unanimously approved by MarineMax’s board of directors (the “Board”).

•

The transaction is subject to customary closing conditions, including certain regulatory approvals and the approval of MarineMax’s shareholders, and is expected to close by the end of calendar year 2026.

What are the terms of the transaction?

•	Safe Harbor will acquire all of the issued and outstanding shares of common stock of MarineMax for $53.00 per share in cash.

•	The all-cash transaction represents an enterprise value of approximately $1.5 billion for MarineMax.

•

The purchase price represents a premium of 96% to MarineMax’s closing share price of $27.03 on January 30, 2026, the last trading day prior to public disclosure of an unsolicited non-binding proposal to acquire 100% of the Company, as well as a premium of 113% to the Company’s 90-day volume weighted average price for the period ended January 30, 2026.

•	The transaction is subject to customary closing conditions, including certain regulatory approvals and the approval of MarineMax’s shareholders.

•	More details about the agreement will be available in MarineMax’s filings with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the transaction.

How did the transaction come about? Did MarineMax run a thorough process?

•

The transaction is the result of careful consideration and negotiation by the Board, which conducted a competitive strategic review process alongside management and with the assistance of MarineMax’s independent financial and legal advisors.

•	The Board unanimously concluded that this transaction is in the best interests of MarineMax and its shareholders.

•	Additional details and background will be provided in MarineMax’s proxy statement, which will be filed with the SEC in due course.

Why did MarineMax choose Safe Harbor?

•

Safe Harbor shares our confidence in the future of recreational boating and yachting and recognizes our customer-centric approach to delivering high-quality boating services and exceptional experiences.

•	Given the broad service offerings and strong industry partnerships we have each built, Safe Harbor and MarineMax are well-positioned to drive future growth together.

•

With Safe Harbor, we expect to create higher value for boaters and for the industry. The scale of our combined platforms will help us enhance and expand our offerings, deepen our partner and customer relationships and provide greater opportunities for our team.

•

Given Safe Harbor’s extensive experience in the marina and superyacht servicing industry and shared commitment to a people-first culture and to building strong, lasting relationships with the communities they serve, we are confident they are the right partner for MarineMax.

What happens next?

•	The transaction is expected to close by the end of calendar year 2026, subject to customary closing conditions, including certain regulatory approvals and the approval of MarineMax’s shareholders.

•

The Board recommends that MarineMax shareholders vote their shares in favor of the transaction at a special meeting of shareholders that will be held to vote on the transaction. The closing of the transaction is not subject to a financing condition.

•	MarineMax plans to file materials with the SEC in connection with the shareholder vote.

•	If the transaction closes, MarineMax would become a privately held company and MarineMax’s common stock would no longer be listed on the New York Stock Exchange.

When will the transaction close?

•	We expect the transaction to close by the end of calendar year 2026, subject to customary closing conditions, including certain regulatory approvals and the approval of MarineMax’s shareholders.

What does it mean for MarineMax to become a private company?

•	If the transaction closes, MarineMax’s common stock would no longer be listed or traded on the New York Stock Exchange, and MarineMax would cease to be an SEC reporting company.

•

Becoming a private company is not expected to affect our fundamental business or our day-to-day operations. BIP is a long-term investor with permanent capital. It does not have a “sell-by” date for its investments.

•	With Safe Harbor, we expect to be able to deliver even more high-quality boating services and experiences to our customers.

•	Together, we believe our combined companies will be able to provide more value to boaters and to our industry than they were able to offer apart.

How will this transaction impact MarineMax’s retail operations, marinas, and strategy?

•

Together with Safe Harbor, we believe we will have the opportunity to build an even stronger retail operation. Our sales team will have access to Safe Harbor’s 156 locations and more than 50,000 members, providing an attractive market for us to serve with excellence.

•	We will continue to focus on exceeding the expectations of our customers, team members and stakeholders.

Will MarineMax’s management team remain in place?

•	Yes, we expect our management team will continue to lead the company.

What does this transaction mean for MarineMax customers?

•	It is business as usual at MarineMax, and we hope to find new and expanded ways of supporting our customers.

•	With Safe Harbor, we expect to be able to deliver even more high-quality boating services and experiences to our customers.

•	Together, we believe our combined companies will be able to provide more value to boaters and to our industry than they were able to offer apart.

Will my boat purchases, service appointments, financing or warranty be affected?

•

No. It is business as usual at MarineMax. Boat purchases, service appointments, financing and applicable warranty or service commitments will continue to be handled through the same MarineMax teams, locations and processes.

•	Customers should continue working with their local dealership, marina, service advisor, financing contact or yacht services team as they normally would.

What does this transaction mean for suppliers and vendors?

•	This announcement does not change MarineMax’s existing partnerships, contracts or day-to-day points of contact.

•

We remain committed to working closely with our OEM partners, vendors, financing partners and other business partners to support customers and continue delivering high-quality boating services and exceptional experiences for our customers.

•	With Safe Harbor, we expect to deepen these relationships.

Will any team member titles, compensation, benefits, job responsibilities or reporting structures change?

•	We expect no immediate changes to benefits, roles, reporting relationships and responsibilities.

How will equity, including team member restricted stock unit grants (“RSUs”), be treated upon closing?

•	Upon closing, each share of outstanding common stock will be converted to $53.00 in cash.

•

Each RSU that is outstanding as of immediately prior to the closing will be canceled in exchange for the right to receive $53.00 in cash, subject to any applicable taxes and withholding; provided, however, that any RSUs granted after August 9, 2026 and prior to the closing of the transaction will instead be converted into a restricted cash award and will vest on the one-year anniversary of the grant date, subject to the recipient’s employment through the vesting date (or an earlier qualifying termination).

•

The Employee Stock Purchase Plan (“ESPP”) offering period currently in place (April 1 – September 30, 2026) will remain in effect, and common stock can be purchased according to the existing plan parameters. No new ESPP offering period will be available in the future and the ESPP will be terminated effective as of the end of the current offering period.

Will team members who own MarineMax stock be able to vote on the transaction?

•	Yes. Team members who own MarineMax common stock will have the same voting rights as all other MarineMax shareholders.

•	MarineMax plans to file materials with the SEC that will include important information, including instructions for voting.

What should I do if I’m contacted by a member of the media about the transaction?

•	If you receive any inquiries from the media or investment community, please direct them to Mike McLamb and refrain from providing commentary.

Where can I find out more information?

•	More information about the transaction can be found in MarineMax’s press release issued on August 10, 2026 and in MarineMax’s SEC filings.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving MarineMax and Safe Harbor. In connection with the proposed transaction, MarineMax intends to file with the SEC and furnish to shareholders a proxy statement seeking MarineMax shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that MarineMax may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF MARINEMAX ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARINEMAX AND THE PROPOSED TRANSACTION. The materials to be filed by MarineMax will be made available to MarineMax’s investors and shareholders at no expense to them and copies may be obtained free of charge on MarineMax’s website at https://investor.marinemax.com/overview/default.aspx. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote at MarineMax’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement relating to the proposed transaction.

Participants in the Solicitation

MarineMax and its directors, executive officers, other members of its management and its employees may be deemed to be participants in the solicitation of proxies of MarineMax’s shareholders in connection with the proposed transaction under SEC rules. Information about MarineMax’s directors and executive officers is set forth under the captions “Proposal One–Election of Directors,” “Director Compensation,” “Corporate Governance,” “Security Ownership of Principal Shareholders, Directors, and Officers,” “Compensation Discussion & Analysis,” “Executive Compensation,” “Stock Vesting—Pay Versus Performance,” “Certain Transactions and Relationships” and “Equity Compensation Plan Information” in the Definitive Proxy Statement for MarineMax’s 2026 annual meeting of shareholders, filed with the SEC on January 21, 2026 (available here), under the caption “Business—Executive Officers” in MarineMax’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November  17, 2025 (available here) and in MarineMax’s Current Report on Form 8-K, filed with the SEC on March 3, 2026 (available here). Additional information regarding ownership of MarineMax’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on MarineMax’s website at https://investor.marinemax.com/overview/default.aspx.

Information concerning the interests of MarineMax’s participants in the solicitation, which may, in some cases, be different than those of MarineMax’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of MarineMax’s business and opportunities; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target” and similar expressions should be considered forward-looking statements made in good faith by MarineMax or Safe Harbor, as applicable. These forward-looking statements are based on the beliefs and assumptions of management of the applicable party at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval of the proposed transaction from shareholders of MarineMax; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all, or that the expected benefits of the proposed transaction may not be realized on the timeline contemplated or at all; (iii) the possibility that competing offers or acquisition proposals for MarineMax will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive certain required regulatory approvals from applicable governmental authorities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement with respect to the proposed transaction, including in circumstances that would require MarineMax to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on MarineMax’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, vendors and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from MarineMax’s ongoing business operations or the loss of one or more members of its management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) market risks such as interest rate risk and foreign currency exchange rate risk; (x) economic and industry conditions and corresponding effects on consumer behavior and MarineMax’s operating results; (xi) environmental conditions, tariffs and their potential impacts on MarineMax’s operations and the broader economy; (xii) inclement weather and MarineMax’s ability to mitigate impacts of adverse weather conditions through geographic diversity; (xiii) MarineMax’s future estimates, assumptions and judgments, including statements regarding whether such estimates, assumptions and judgments could have a material adverse effect on MarineMax’s operating results; (xiv) the impact of MarineMax’s core strengths and retailing strategies on MarineMax’s growth and earnings potential; and (xv) the seasonality and cyclicality of MarineMax’s business and the effect of such seasonality and cyclicality on its financial results and inventory levels. Further information on risks that could affect MarineMax’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, MarineMax and Safe Harbor each assume no obligation to, and do not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in their expectations or other circumstances that exist after the date of this communication.

On August 10, 2026, MarineMax posted the following on LinkedIn and Facebook.

Today we are excited to announce that MarineMax has entered into a definitive agreement with Safe Harbor Marinas, a portfolio company of Blackstone Infrastructure Partners, under which Safe Harbor will acquire all of the issued and outstanding shares of common stock of MarineMax for $53.00 per share in cash. After conducting a competitive strategic review process, MarineMax’s board of directors unanimously concluded that this transaction is in the best interests of MarineMax and its shareholders. We believe this transaction will deliver compelling and immediate cash value to our shareholders and position us for continued growth and success. Together, we believe our combined companies will be able to provide even more value to boaters and to our industry than they were able to offer apart.

Read more: https://www.businesswire.com/news/home/20260809836761/en/MarineMax-Enters-into-Definitive -Agreement-to-be- Acquired-by-Blackstone-Infrastructure-Portfolio-Company-Safe-Harbor-in-a-%241.5-Billion-All-Cash-Transaction

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of the Company’s business and opportunities; as well as any assumptions underlying any of the foregoing. When used in this report, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target” and similar expressions should be considered forward-looking statements made in good faith by the Company or SHM Holdco, LLC, a Delaware limited liability company (“Parent”), as applicable. These forward-looking statements are based on the beliefs and assumptions of management of the applicable party at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval of the proposed transaction from shareholders of the Company; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all, or that the expected benefits of the proposed transaction may not be realized on the timeline contemplated or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive certain required regulatory approvals from applicable governmental authorities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement with respect to the proposed transaction, including in circumstances that would require the Company to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, vendors and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations or the loss of one or more members of its management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) market risks such as interest rate risk and foreign currency exchange rate risk; (x) economic and industry conditions and corresponding effects on consumer behavior and the Company’s operating results; (xi) environmental conditions, tariffs and their potential impacts on the Company’s operations and the broader economy; (xii) inclement weather and the Company’s ability to mitigate impacts of adverse weather conditions through geographic diversity; (xiii) the Company’s future estimates, assumptions and judgments, including statements regarding whether such estimates, assumptions and judgments could have a material adverse effect on the Company’s operating results; (xiv) the impact of the Company’s core strengths and retailing strategies on the Company’s growth and earnings potential; and (xv) the seasonality and cyclicality of the Company’s business and the effect of such seasonality and cyclicality on its financial results and inventory levels. Further information on risks that could affect the Company’s results is included in its filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, the Company and Parent each assume no obligation to, and do not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in their expectations or other circumstances that exist after the date of this report.

Additional Information and Where to Find It

This report may be deemed to be solicitation material in respect of the proposed transaction involving the Company and Safe Harbor. In connection with the proposed transaction, the Company intends to file with the SEC and furnish to shareholders a proxy statement seeking Company shareholder approval of the proposed transaction. This report is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The materials to be filed by the Company will be made available to the Company’s investors and shareholders at no expense to them and copies may be obtained free of charge on the Company’s website at https://investor.marinemax.com/overview/default.aspx. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote at the Company’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement relating to the proposed transaction.

Participants in the Solicitation

The Company and its directors, executive officers, other members of its management and its employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal One–Election of Directors,” “Director Compensation,” “Corporate Governance,” “Security Ownership of Principal Shareholders, Directors, and Officers,” “Executive Compensation,” “Stock Vesting—Pay Versus Performance” and “Equity Compensation Plan Information” in the Definitive Proxy Statement for the Company’s 2026 annual meeting of shareholders, filed with the SEC on January  21, 2026 (available here), under the caption “Business—Executive Officers” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November  17, 2025 (available here) and in the Company’s Current Report on Form 8-K, filed with the SEC on March 3, 2026 (available here). Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on the Company’s website at https://investor.marinemax.com/overview/default.aspx.

Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.